UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):         November 17, 2004




                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9318                  13-2670991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


One Franklin Parkway, San Mateo, California                             94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On November 17, 2004, Franklin Resources, Inc. ("FRI") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that an agreement had been reached by its subsidiary, Franklin/Templeton Distributors, Inc. with the Attorney General's Office for the State of California ("CAGO") that resolves the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits:

            EXHIBIT NO.          DESCRIPTION
            -----------          -----------

            99.1 Press Release issued on November 17, 2004 by Franklin Resources, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKLIN RESOURCES, INC.
                                   (Registrant)


Date: November 18, 2004            /s/ Barbara J. Green
                                   ----------------------------
                                   Barbara J. Green
                                   Vice President, Deputy General Counsel and
                                   Secretary

                                 EXHIBIT INDEX

           EXHIBIT NO.          DESCRIPTION
           -----------          --------------------------------------------

           99.1 Press Release issued on November 17, 2004 by Franklin Resources, Inc.